                                                                   EXHIBIT 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-82125 and 333-17533) of Portola Packaging, Inc., of our reports dated October 17, 2001, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania


November 26, 2001



                                       81